                                                                    Exhibit 99.4

                                                                          PAGE 1
                                    DELAWARE
                                 The First State




         I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "APACHE CORPORATION", FILED IN THIS OFFICE ON THE FIFTH DAY OF JANUARY, A.D. 2004, AT 9:06 O'CLOCK A.M.

         A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

         AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF AMENDMENT IS THE THIRTEENTH DAY OF JANUARY, A.D. 2004, AT 11:59 O'CLOCK P.M.



                           [Seal]
                                              /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       Harriet Smith Windsor, Secretary of State

0482215 8100                                        AUTHENTICATION: 2846878

040002561                                                    DATE: 01-05-04

                                                        State of Delaware
                                                        Secretary of State
                                                     Division of Corporations
                                                   Delivered 09:12 AM 01/05/2004
                                                     Filed 09:06 AM 01/05/2004
                                                   SRV 040002561 - 0482215 FILE


                            CERTIFICATE OF AMENDMENT
                                       OF
                      RESTATED CERTIFICATE OF INCORPORATION

APACHE CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors of Apache Corporation held on September 11 and 12, 2003, a resolution was duly adopted proposing the amendment of the Restated Certificate of Incorporation of the corporation set forth on Exhibit A hereto and declaring the amendment to be advisable.

         SECOND: That at the special meeting of the stockholders of Apache Corporation held on December 18, 2003, the necessary number of shares as required by statute were voted in favor of the amendment.

         THIRD: That the amendment was duly adopted in accordance with the provision of Section 242 of the General Corporation Law of the State of Delaware.

         FOURTH: That Article FOURTH of the Restated Certificate of Incorporation of the corporation is hereby amended as set forth on Exhibit A and that, except as set forth on Exhibit A, all other provisions of the Restated Certificate of Incorporation of the corporation shall remain in full force and effect.

         FIFTH: This amendment shall become effective at 11:59 p.m. on January 13, 2004.

IN WITNESS WHEREOF, Apache Corporation has caused this certificate to be signed by Roger B. Plank, its Executive Vice President and Chief Financial Officer, and attested by Cheri L. Peper, its Corporate Secretary, this 18th day of December 2003.

                                                APACHE CORPORATION

                                            BY: /s/ Roger B. Plank
                                                --------------------------------
                                                Roger B. Plank
                                                Executive Vice President and
                                                Chief Financial Officer

ATTEST:

BY: /s/ Cheri L. Peper
    -----------------------------
    Cheri L. Peper
    Corporate Secretary

                                    EXHIBIT A

                                       TO

                            CERTIFICATE OF AMENDMENT

                                       OF

                      RESTATED CERTIFICATE OF INCORPORATION

The Restated Certificate of Incorporation of Apache Corporation shall be amended by amending the first paragraph of Article FOURTH, to read as follows:

         "The total number of shares of all classes of stock which this corporation shall have authority to issue is 435,000,000 which shall be divided into (a) 430,000,000 shares of common stock having a par value of $0.625 per share and (b) 5,000,000 shares of no par value preferred stock."